UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08727

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street,

Suite 3300

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

AIG Senior Floating Rate Fund

PORTFOLIO OF INVESTMENTS—September 30, 2018

Industry Description		Ratings (1)					Principal
	Type	Moody’s	S&P	Interest Rate	Reference Rate	Maturity Date (2)	Amount**/ Shares	Value (Note 1)
LOANS (3) (4)-91.9%
Aerospace & Defense- 0.7%

TransDigm Group, Inc.	BTL-F	Ba2	B+	4.74	1 ML+2.50%	06/09/2023	$1,132,513	$1,135,911
TransDigm Group, Inc.	BTL-E	Ba2	B+	4.74	1 ML+2.50%	05/30/2025	452,725	453,825

								1,589,736

Building Products- 0.6%

Wilsonart LLC	BTL-D	B2	B+	5.64	3 ML+3.25%	12/19/2023	1,513,663	1,519,068

Capital Markets- 1.3%

Aretec Group, Inc.	BTL	B2	B-	TBD		10/01/2025	695,000	698,475
NFP Corp.	BTL-B	B2	B	5.22	1 ML+3.00%	01/08/2024	718,681	717,783
Russell Investments U.S. Institutional Holdco, Inc.	BTL-B	Ba2	BB-	5.49	1 ML+3.25%	06/01/2023	1,612,875	1,618,923

								3,035,181

Chemicals- 3.5%

Allnex (Lux) & Cy SCA	BTL-B2	B1	B	5.57	3 ML+3.25%	09/13/2023	332,922	334,170
Allnex USA, Inc.	BTL-B3	B1	B	5.57	3 ML+3.25%	09/13/2023	250,831	251,772
CTC AcquiCo GmbH	BTL-B1	B2	B	3.00	3 ME+3.00%	03/07/2025	EUR 410,000	475,057
Chemours Co.	BTL-B	Baa3	BBB-	4.00	1 ML+1.75%	04/03/2025	353,774	353,221
DuBois Chemicals, Inc.	1st Lien	B1	B-	5.49	1 ML+3.25%	03/15/2024	986,033	978,638
H.B. Fuller Company	BTL-B	Ba2	BB+	4.17	1 ML+2.00%	10/20/2024	1,101,460	1,099,624
LTI Holdings, Inc.	BTL	B2	B-	TBD		09/06/2025	615,000	617,563
LTI Holdings, Inc.	BTL	Caa2	CCC+	TBD		09/06/2026	265,000	265,083
MacDermid, Inc.	BTL-B6	B2	BB-	5.24	1 ML+3.00%	06/07/2023	502,087	503,343
Minerals Technologies, Inc.	BTL-B	Ba2	BB+	4.41-4.50	1 ML+2.25%	02/14/2024	659,783	663,907
Minerals Technologies, Inc.	BTL-B	Ba2	BB+	4.62	3 ML+2.25%	02/14/2024	207,005	208,299
Starfruit Finco BV	BTL-B	B1	B+	TBD		10/01/2025	EUR 165,000	193,202
Starfruit Finco BV	BTL-B	B1	B+	TBD		10/01/2025	415,000	416,667
Tronox Blocked Borrower LLC	BTL-B	Ba3	BB-	5.24	1 ML+3.00%	09/23/2024	287,672	288,631
Tronox Finance LLC	BTL-B	Ba3	BB-	5.24	1 ML+3.00%	09/23/2024	663,859	666,072
U.S. Coating Acquisition, Inc.	BTL-B3	Ba1	BBB-	4.14	3 ML+1.75%	06/01/2024	457,700	458,376
WR Grace & Co.	BTL-B1	Ba1	BBB-	4.14	3 ML+1.75%	04/03/2025	186,053	186,673
WR Grace & Co.	BTL-B2	Ba1	BBB-	4.14	3 ML+1.75%	04/03/2025	318,947	320,010

								8,280,308

Commercial Services & Supplies- 4.3%

ADS Waste Holdings, Inc.	BTL-B3	Ba3	BB+	4.41	1 WL+2.25%	11/10/2023	995,786	998,960
APX Group, Inc.	BTL-B	B1	B-	7.32	3 ML+5.00%	02/02/2024	1,175,000	1,170,594
Blitz F18-675 GmbH	BTL-B1	B1	B+	3.75	2 ME+3.75%	07/31/2025	EUR 450,000	525,916
Blitz F18-675 GmbH	BTL-B2	B1	B+	3.75	2 ME+3.75%	07/31/2025	EUR 1,355,000	1,583,593
Brickman Group, Ltd.	BTL-B	B1	BB-	4.69	1 ML+2.50%	08/15/2025	676,918	679,033
Brickman Group, Ltd.	BTL-B	B1	BB-	4.69	3 ML+2.50%	08/15/2025	576,590	578,392
Clean Harbors, Inc.	BTL-B	Ba1	BBB-	3.99	1 ML+1.75%	06/27/2024	546,068	547,433
Grizzly Acquisition, Inc.	BTL-B	Ba3	BB+	TBD		09/21/2025	985,000	989,309
KAR Auction Services, Inc.	BTL-B5	Ba2	BB-	4.94	3 ML+2.50%	03/09/2023	433,951	435,443
PSAV Holdings LLC	1st Lien	B2	B-	5.46-5.64	3 ML+3.25%	03/01/2025	1,763,394	1,761,190
PSAV Holdings LLC	2nd Lien	Caa2	CCC	9.59	3 ML+7.25%	09/01/2025	870,000	856,950

								10,126,813

Communications Equipment- 0.3%

Lumentum Holdings	1st Lien	Ba2	BB	TBD		08/07/2025	580,000	584,350

Construction & Engineering- 1.9%

Brand Energy & Infrastructure Services, Inc.	BTL	B3	B	6.59-6.64	3 ML+4.25%	06/21/2024	2,221,875	2,234,751
Gopher Sub, Inc.	2nd Lien	Caa2	CCC	8.99	1 ML+6.75%	02/02/2026	190,000	190,950
Hamilton Holdco, LLC	BTL-B	Ba1	BB+	4.34	3 ML+2.00%	07/02/2025	628,425	629,211
Ply Gem Industries, Inc.	BTL-B	B2	B	6.09	3 ML+3.75%	04/12/2025	832,913	837,424
Verra Mobility Corporation	1st Lien	B2	B	5.99	1 ML+3.75%	02/28/2025	462,924	464,950
Verra Mobility Corporation	2nd Lien	Caa1	CCC+	9.99	1 ML+7.75%	02/23/2026	225,000	229,500

								4,586,786

Construction Materials- 1.0%

Quikrete Holdings, Inc.	1st Lien	B1	BB-	4.99	1 ML+2.75%	11/15/2023	1,403,846	1,405,601
Summit Materials LLC	BTL-B	Ba2	BBB-	4.22	1 ML+2.00%	11/21/2024	903,175	903,739

								2,309,340

Consumer Finance- 0.9%

Capital Automotive LP	2nd Lien	B3	CCC+	8.25	1 ML+6.00%	03/24/2025	447,501	454,214
GreenSky Holdings, Inc.	BTL-B	B1	B+	5.50	1 ML+3.25%	03/29/2025	1,741,250	1,743,427

								2,197,641

Containers & Packaging- 4.1%

Berry Plastics Holding Corp.	BTL-Q	Ba2	BBB-	4.19	3 ML+2.00%	10/01/2022	2,228,913	2,231,235
Berlin Packaging LLC	BTL-B	B3	B	5.11-5.25	1 ML+3.00%	11/07/2025	317,976	317,826
Berlin Packaging LLC	BTL-B	B3	B	5.39	3 ML+3.00%	11/07/2025	36,137	36,120
Crown Americas LLC	BTL	Baa2	BB+	2.38	1 ME+2.38%	04/03/2025	EUR 389,025	453,560
Crown Americas LLC	BTL-B	Baa2	BB+	4.16	1 WL+2.00%	04/03/2025	518,700	521,132
Flex Acquisition Co., Inc.	1st Lien	B1	B	5.34	3 ML+3.00%	12/29/2023	1,530,625	1,529,030
Flex Acquisition Co., Inc.	BTL	B1	B	5.75	3 ML+3.25%	06/29/2025	500,000	500,625
Plastipak Holdings, Inc.	BTL-B	Ba3	BB-	4.75	1 ML+2.50%	10/14/2024	628,650	628,650
ProAmpac PG Borrower LLC	1st Lien	B3	B	5.68	1 ML+3.50%	11/18/2023	377,117	378,437
ProAmpac PG Borrower LLC	1st Lien	B3	B	5.81-5.84	3 ML+3.50%	11/18/2023	662,695	665,014
ProAmpac PG Borrower LLC	2nd Lien	Caa2	CCC+	10.81	3 ML+8.50%	11/18/2024	385,000	386,925
Reynolds Group Holdings, Inc.	BTL	B1	B+	4.99	1 ML+2.75%	02/05/2023	2,083,684	2,092,944

								9,741,498

Diversified Consumer Services- 0.2%

Weight Watchers International, Inc.	BTL-B	Ba2	BB-	6.86	1 ML+4.75%	11/29/2024	82,193	83,066
Weight Watchers International, Inc.	BTL-B	Ba2	BB-	7.09	3 ML+4.75%	11/29/2024	442,370	447,070

								530,136

Diversified Financial Services- 2.1%

Financial & Risk US Holdings, Inc.	BTL	B2	B	TBD		09/14/2025	EUR 100,000	116,782
Financial & Risk US Holdings, Inc.	BTL-B	B2	B	TBD		10/01/2025	570,000	568,677
NAB Holdings LLC	BTL-B	B2	B	5.39	3 ML+3.00%	07/01/2024	742,519	733,237
Nets Holding AS	BTL-B1E	B1	B	3.00	3 ME+3.00%	02/06/2025	EUR 798,159	927,398
Trans Union LLC	BTL-B4	Ba2	BB+	4.24	1 ML+2.00%	06/19/2025	738,150	739,585
Vantiv LLC	BTL-B3	Ba2	BBB-	3.88	1 ML+1.75%	10/14/2023	538,196	538,952
Vantiv LLC	BTL-B4	Ba2	BBB-	3.88	1 ML+1.75%	08/09/2024	820,252	821,174
Verscend Holding Corp.	BTL-B	B3	B+	6.74	1 ML+4.50%	08/27/2025	420,000	421,400

								4,867,205

Diversified Telecommunication Services- 1.9%

Lumos Networks Operating Company	BTL-B	B2	B	5.24	1 ML+3.00%	11/15/2024	1,487,023	1,488,418
Numericable Group SA	BTL-B12	B1	B	5.85	1 ML+3.69%	01/31/2026	1,497,970	1,478,309
Telenet Bidco NV	BTL-AN	Ba3	BB-	TBD		08/15/2026	1,020,000	1,015,112
Zacapa SARL	BTL-B	B2	B-	7.39	3 ML+5.00%	07/02/2025	535,000	535,000

								4,516,839

Electric Utilities-0.2%

Pike Corp.	BTL-B	B2	B	5.75	1 ML+3.50%	03/23/2025	463,952	467,142

Electronic Equipment, Instruments & Components- 1.0%

Avantor, Inc.	1st Lien	B2	B	6.24	1 ML+4.00%	11/21/2024	496,250	501,744
Immucor, Inc.	BTL-B3	B1	B-	7.39	3 ML+5.00%	06/15/2021	983,970	1,000,779
Lifescan Global Corporation	1st Lien	B2	B+	TBD		09/27/2024	750,000	739,688

								2,242,211

Energy Equipment & Services- 0.6%

Paragon Offshore, Ltd.(5)(6)†	Escrow Holding	NR	NR	6.00		07/18/2021	4,988	0
Philadelphia Energy Solutions LLC(8)	BTL-C	B2	B-	8.89	3 ML+3.50%	12/31/2022	727,201	632,665
Seadrill Partners Finco LLC	BTL-B	Caa2	CCC+	8.39	3 ML+6.00%	02/21/2021	889,585	841,955

								1,474,620

Food & Staples Retailing- 0.7%

SF CC Intermediate Holdings, Inc.	BTL	Caa1	B	5.74	1 ML+3.50%	11/15/2022	575,000	563,213
U.S. Foods, Inc.	BTL-B	Ba3	BBB-	4.24	1 ML+2.00%	06/27/2023	987,534	990,278

								1,553,491

Food Products- 2.6%

B&G Foods, Inc.	BTL-B	Ba2	BB+	6.00	USFRBPLR+1.00%	11/02/2022	384,959	385,440
CHG PPC Parent LLC	BTL-B	B2	B	4.99	1 ML+2.75%	03/31/2025	428,925	428,389
Hearthside Food Solutions LLC	BTL-B	B2	B	5.24	1 ML+3.00%	05/23/2025	498,750	497,004
Hostess Brands LLC	BTL-B	B1	BB-	4.49	1 ML+2.25%	08/03/2022	1,571,010	1,571,795
JBS USA LLC	BTL-B	Ba3	BB	4.84-4.89	3 ML+2.50%	10/30/2022	476,362	476,957
Pinnacle Operating Corp.(5)(13)	BTL	Caa2	NR	11.24	1 ML+7.25%	11/15/2021	754,362	675,154
Post Holdings, Inc.	BTL	Ba2	BB	4.21	1 ML+2.00%	05/24/2024	2,051,506	2,050,737

								6,085,476

Health Care Equipment & Supplies- 1.1%

Kinetic Concepts, Inc.	BTL-B	B1	B	5.64	3 ML+3.25%	02/02/2024	829,500	834,062
Ortho Clinical Diagnostics SA	BTL-B	B1	B-	5.49	1 ML+3.25%	06/30/2025	456,062	457,284
Sotera Health Holdings, LLC	BTL-B	B1	B	5.24	1 ML+3.00%	05/15/2022	1,349,664	1,351,014

								2,642,360

Health Care Providers & Services- 6.9%

Air Medical Group Holdings, Inc.	BTL-B1	B1	B	5.38	1 ML+3.25%	04/28/2022	497,336	489,565
Catalent Pharma Solutions, Inc.	BTL-B	Ba2	BB	4.49	1 ML+2.25%	05/20/2024	723,368	727,437
Change Healthcare Holdings, Inc.	BTL-B	Ba3	B+	4.99	1 ML+2.75%	03/01/2024	1,462,500	1,466,766
CHS/Community Health Systems, Inc.	BTL-H	Caa1	B-	5.56	3 ML+3.25%	01/27/2021	453,844	446,973
Dental Corp. Perfect Smile ULC	1st Lien	B2	B-	5.99	1 ML+3.75%	06/06/2025	496,067	499,787
Dental Corp. Perfect Smile ULC(7)	Delayed Draw	B2	B-	3.75		06/06/2025	93,196	93,895
Dental Corp. Perfect Smile ULC	1st Lien	B2	B-	5.99	1 ML+3.75%	06/06/2025	31,054	31,287
DuPage Medical Group, Ltd.	1st Lien	B1	B	4.99	1 ML+2.75%	08/15/2024	914,416	904,987
DuPage Medical Group, Ltd.(5)	2nd Lien	Caa1	CCC+	9.17	1 ML+7.00%	08/15/2025	748,968	748,968
Envision Healthcare Corp.	BTL-B	Ba2	B+	5.25	1 ML+3.00%	12/01/2023	568,902	568,191
Envision Healthcare Corp.	1st Lien	B1	B+	TBD		10/10/2025	2,065,000	2,059,838
Gentiva Health Services, Inc.	BTL-B	B1	B	6.00	1 ML+3.75%	07/02/2025	791,801	800,709
Gentiva Health Services, Inc.	BTL-B2	Caa1	CCC+	9.39	1 ML+7.00%	07/02/2026	145,000	148,988
Healogics, Inc.	1st Lien	B3	B-	6.58	3 ML+4.25%	07/01/2021	970,274	907,206
MPH Acquisition Holdings LLC	BTL-B	B1	B+	5.14	3 ML+2.75%	06/07/2023	2,401,052	2,404,802
NVA Holdings, Inc.	BTL-B3	B1	B	4.99	1 ML+2.75%	02/02/2025	289,024	288,301
One Call Corporation	BTL-B1	B2	CCC+	7.38	1 ML+5.25%	11/25/2022	468,594	443,797
Pharmaceutical Product Development, Inc.	BTL-B	Ba3	B	4.74	1 ML+2.50%	08/18/2022	1,740,019	1,740,672
Surgery Center Holdings, Inc.	1st Lien	B1	B	5.57	3 ML+3.25%	09/02/2024	544,500	544,636
U.S. Renal Care, Inc.	BTL-B	B2	B	6.64	3 ML+4.25%	12/31/2022	995,965	969,821

								16,286,626

Hotels, Restaurants & Leisure- 8.0%

8th Avenue Food & Provisions, Inc.	1st Lien	B2	B	TBD		10/01/2025	425,000	428,365
8th Avenue Food & Provisions, Inc.	2nd Lien	Caa1	CCC+	TBD		09/20/2026	270,000	271,687
Aramark Services, Inc.	BTL-B3	Ba1	BBB-	4.08	3 ML+1.75%	03/11/2025	596,904	597,799
Boyd Gaming Corp.	BTL-B3	Ba3	BB	4.42	1 WL+2.25%	09/15/2023	938,916	942,907
Caesars Entertainment Operating Co., Inc.	BTL-B	Ba3	BB	4.24	1 ML+2.00%	10/06/2024	2,128,912	2,127,011
Caesars Resort Collection LLC	BTL-B	Ba3	BB	4.99	1 ML+2.75%	12/22/2024	2,925,381	2,940,532
CityCenter Holdings LLC	BTL-B	B1	BB-	4.49	1 ML+2.25%	04/18/2024	1,894,775	1,895,790
Eldorado Resorts LLC	BTL-B	Ba1	BB	4.38	1 ML+2.25%	04/17/2024	648,466	651,303
Eldorado Resorts LLC	BTL-B	Ba1	BB	4.44	2 ML+2.25%	04/17/2024	159,310	160,007
Eldorado Resorts LLC	BTL-B	Ba1	BB	4.44	3 ML+2.25%	04/17/2024	577,862	580,390
Four Seasons Holdings, Inc.	1st Lien	Ba3	BB	4.24	1 ML+2.00%	11/30/2023	609,150	609,259
Golden Entertainment, Inc.	1st Lien	B1	B+	5.25	1 ML+3.00%	10/21/2024	1,960,187	1,967,538
Golden Entertainment, Inc.	2nd Lien	Caa1	CCC+	9.25	1 ML+7.00%	10/20/2025	1,075,000	1,085,750
Hilton Worldwide Finance LLC	BTL-B2	Baa3	BBB-	3.97	1 ML+1.75%	10/25/2023	648,048	650,352
Lindblad Expeditons, Inc.	BTL	B2	BB	5.74	3 ML+3.50%	03/27/2025	1,722,827	1,737,902
Lindblad Expeditons, Inc.	CTL	B2	BB	5.74	3 ML+3.50%	03/27/2025	222,298	224,243
Penn National Gaming, Inc.	BTL-B	Ba2	BB	TBD		08/14/2025	705,000	708,022
Scientific Games International, Inc.	BTL-B5	Ba3	B+	4.99	1 ML+2.75%	08/14/2024	111,901	111,692
Scientific Games International, Inc.	BTL-B5	Ba3	B+	5.04	2 ML+2.75%	08/14/2024	469,104	468,224
Station Casinos, Inc.	BTL-B	Ba3	BB-	4.75	1 ML+2.50%	06/08/2023	689,840	692,387

								18,851,160

Household Durables- 0.3%

Installed Building Products, Inc.	BTL-B2	B1	BB	4.74	1 ML+2.50%	04/15/2025	683,103	683,103

Household Products- 0.7%

Diamond (BC) BV	BTL	B1	B	3.25	1 ME+3.25%	09/06/2024	EUR 208,425	238,276
Diamond (BC) BV	BTL	B1	B	5.24	1 ML+3.00%	09/06/2024	908,137	889,407
Energizer Holdings, Inc.	BTL-B	Ba1	BB+	TBD		06/20/2025	305,000	307,288
Prestige Brands, Inc.	BTL-B4	Ba3	BB	4.24	1 ML+2.00%	01/26/2024	283,563	283,341

								1,718,312

Industrial Conglomerates- 0.4%

Ameriforge Group, Inc.(5)	BTL	NR	NR	9.39	3 ML+7.00%	06/08/2022	106,702	106,702
UTEX Industries, Inc.	1st Lien	B3	CCC+	6.24	1 ML+4.00%	05/22/2021	808,120	801,722

								908,424

Insurance- 4.0%

Asurion LLC	BTL-B4	Ba3	B+	5.24	1 ML+3.00%	08/04/2022	932,768	940,347
Asurion LLC	BTL-B6	Ba3	B+	5.24	1 ML+3.00%	11/03/2023	846,768	852,414
Asurion LLC	BTL-B7	Ba3	B+	5.24	1 ML+3.00%	11/03/2024	1,017,450	1,023,627
Asurion LLC	2nd Lien	B3	B-	8.74	1 ML+6.50%	08/04/2025	1,480,000	1,521,317
Compass Investments, Inc.	BTL-B	B2	B	5.39	3 ML+3.00%	05/16/2024	2,149,096	2,148,329
Genworth Financial, Inc.	BTL	Ba3	B+	6.65	1 ML+4.50%	03/07/2023	369,075	376,457
Hub International, Ltd.	BTL-B	B2	B	5.34	3 ML+3.00%	04/25/2025	982,538	983,927
Sedgwick Claims Management Services, Inc.	2nd Lien	Caa2	CCC+	7.99	1 ML+5.75%	02/28/2022	1,131,647	1,134,830
Sedgwick Claims Management Services, Inc.	2nd Lien	Caa2	CCC+	8.06	3 ML+5.75%	02/28/2022	333,353	334,290

								9,315,538

Internet & Direct Marketing Retail- 1.2%

Acosta, Inc.	BTL	Caa1	CCC+	5.49	1 ML+3.25%	09/26/2021	804,120	598,265
Lands’ End, Inc.	BTL-B	B3	B-	5.49	1 ML+3.25%	04/04/2021	916,832	891,161
Rodan & Fields, LLC	BTL-B	B1	BB	6.16	1 ML+4.00%	06/06/2025	563,588	568,871
Rodan & Fields, LLC	BTL-B	B1	BB	8.25	USFRBPLR+3.00%	06/06/2025	1,413	1,426
Shutterfly, Inc.	BTL-B2	Ba3	BB-	5.00	1 ML+2.75%	08/17/2024	748,125	749,995

								2,809,718

Internet Software & Services- 1.4%

Go Daddy Operating Co. LLC	BTL-B	Ba3	BB-	4.49	1 ML+2.25%	02/15/2024	986,426	989,949
Web.com Group, Inc.	BTL-B	B2	B+	TBD		09/14/2025	510,000	512,984
Web.com Group, Inc.	BTL-B	Caa2	CCC+	TBD		09/14/2026	865,000	868,244
Zayo Group LLC	BTL-B	Ba2	BB	4.49	1 ML+2.25%	01/19/2024	906,388	909,842

								3,281,019

IT Services- 5.4%

Blackhawk Network Holdings, Inc.	1st Lien	B1	B	5.39	3 ML+3.00%	06/15/2025	902,737	907,628
CCC Information Services, Inc.	1st Lien	B2	B	5.25	1 ML+3.00%	04/27/2024	651,750	654,194
Evo Payments International	1st Lien	B2	B	5.49	1 ML+3.25%	12/22/2023	1,803,073	1,813,590
First Data Corp.	BTL	Ba2	BB	4.21	1 ML+2.00%	07/08/2022	1,376,782	1,377,513
First Data Corp.	BTL	Ba2	BB	4.21	1 ML+2.00%	04/26/2024	2,681,026	2,682,449
Global Payments, Inc.	BTL-B3	Ba2	BBB-	3.99	1 ML+1.75%	04/21/2023	948,770	949,617
Tempo Acquisition LLC	BTL	B1	B	5.24	1 ML+3.00%	05/01/2024	1,004,651	1,007,916
WEX, Inc.	BTL-B2	Ba3	BB-	4.47	1 ML+2.25%	06/30/2023	1,588,733	1,594,360
Xerox Business Services LLC	BTL-B	Ba3	BB+	4.74	1 ML+2.50%	12/07/2023	1,748,850	1,754,097

								12,741,364

Leisure Products- 0.7%

Hayward Industries, Inc.	1st Lien	B3	B	5.74	1 ML+3.50%	08/05/2024	401,698	403,958
SRAM LLC	BTL-B	B1	B+	4.95-5.01	2 ML+2.75%	03/15/2024	1,108,630	1,114,173
SRAM LLC	BTL-B	B1	B+	7.00	USFRBPLR+1.75%	03/15/2024	21,571	21,679

								1,539,810

Life Sciences Tools & Services- 0.6%

PAREXEL International Corp.	BTL-B	B1	B	4.99	1 ML+2.75%	09/27/2024	648,450	644,195
Syneos Health, Inc.	BTL-B	Ba2	BB	4.24	1 ML+2.00%	08/01/2024	869,035	870,484

								1,514,679

Machinery- 5.3%

Altra Industrial Motion Corp.	BTL-B	Ba2	BB-	TBD		10/01/2025	1,015,000	1,012,462
Brookfield WEC Holdings, Inc.	1st Lien	B2	B	5.99	1 ML+3.75%	08/01/2025	960,000	971,400
Brookfield WEC Holdings, Inc.	2nd Lien	Caa1	B-	8.99	1 ML+6.75%	08/03/2026	295,000	299,671
CIRCOR International, Inc.	1st Lien	B1	B+	5.64	1 ML+3.50%	12/11/2024	1,006,330	1,011,362
Columbus McKinnon Corp.	BTL-B	Ba3	BB-	4.89	3 ML+2.50%	01/31/2024	956,881	956,881
Crosby US Acquisition Corp.	1st Lien	Caa1	B-	5.21	1 ML+3.00%	11/23/2020	1,005,763	995,286
Gardner Denver, Inc.	BTL-B	B1	BB	3.00	1 ME+3.00%	07/30/2024	EUR 1,040,490	1,212,025
Gardner Denver, Inc.	BTL-B	B1	BB	4.99	1 ML+2.75%	07/30/2024	1,045,010	1,050,960
Navistar International Corp.	BTL-B	Ba3	B+	5.64	1 ML+3.50%	11/06/2024	930,325	933,232
NN, Inc.	BTL	B2	B	5.49	1 ML+3.25%	04/02/2021	1,677,900	1,675,803
Pro Mach Group, Inc.	BTL-B	B2	B-	5.13	1 ML+3.00%	03/07/2025	746,250	743,825
Utility One Source LP	BTL-B	B2	B	7.74	1 ML+5.50%	04/18/2023	617,435	629,784
WireCo WorldGroup, Inc.	1st Lien	B3	B+	7.24	1 ML+5.00%	09/30/2023	612,500	617,349
Zodiac Pool Solutions LLC	BTL-B	Ba3	BB	4.49	1 ML+2.25%	07/02/2025	438,900	440,911

								12,550,951

Media- 6.4%

Advantage Sales & Marketing LLC	1st Lien	B1	B	5.49	1 ML+3.25%	07/23/2021	1,187,695	1,093,570
Advantage Sales & Marketing LLC	2nd Lien	Caa1	CCC+	8.74	1 ML+6.50%	07/25/2022	1,000,000	850,000
Altice Financing SA	1st Lien	B1	B+	4.91	1 ML+2.75%	01/31/2026	1,280,325	1,245,116
Charter Communications Operating LLC	BTL-B	Ba1	BBB-	4.25	1 ML+2.00%	04/30/2025	808,950	809,869
Crown Finance US, Inc.	BTL	B1	BB-	2.63	1 ME+2.63%	02/28/2025	EUR 417,900	485,810
Crown Finance US, Inc.	BTL	B1	BB-	4.74	1 ML+2.50%	02/28/2025	1,019,875	1,018,033
CSC Holdings, Inc.	BTL-B	Ba2	BB-	4.41	1 ML+2.25%	07/17/2025	504,242	503,717
CSC Holdings, Inc.	BTL-B	Ba2	BB-	4.66	1 ML+2.50%	01/25/2026	698,250	698,075
Delta 2 (Lux) SARL	BTL	B2	B+	4.74	1 ML+2.50%	02/01/2024	2,525,951	2,503,849
ION Media Networks, Inc.	BTL-B3	B1	B+	5.05	2 ML+2.75%	12/18/2020	2,338,344	2,346,137
NAI Entertainment Holdings LLC	BTL-B	B1	BB	4.75	1 ML+2.50%	05/08/2025	480,000	480,000
Unitymedia Hessen GmbH & Co. KG	BTL-B	Ba3	BB-	4.41	1 ML+2.25%	09/30/2025	1,000,000	1,000,625
Univision Communications, Inc.	BTL-C5	B2	BB-	4.99	1 ML+2.75%	03/15/2024	749,926	728,366
UPC Financing Partnership	BTL-AR	Ba3	BB	4.66	1 ML+2.50%	01/15/2026	416,456	416,022
Virgin Media Investment Holdings, Ltd.	BTL-K	Ba3	BB-	4.66	1 ML+2.50%	01/15/2026	500,000	500,625
Ziggo Secured Finance Partnership	BTL-E	B1	BB-	4.66	1 ML+2.50%	04/15/2025	500,000	490,625

								15,170,439

Metals & Mining- 0.8%

American Rock Salt Co. LLC	1st Lien	B3	B	5.99	1 ML+3.75%	03/21/2025	1,993,269	1,996,383

Multiline Retail- 0.3%

Neiman Marcus Group, Inc.	BTL	Caa1	CCC	5.37	1 ML+3.25%	10/25/2020	665,093	616,458

Oil, Gas & Consumable Fuels- 3.6%

Ascent Resources Marcellus LLC	1st Lien	NR	NR	8.62	1 ML+6.50%	03/30/2023	260,833	261,485
BCP Raptor LLC	BTL-B	B3	B	6.48	1 ML+4.25%	06/24/2024	819,625	806,989
BCP Renaissance Parent LLC	BTL-B	B1	B+	5.84	3 ML+3.50%	10/31/2024	1,005,000	1,010,743
California Resources Corp.	1st Lien	B2	B	6.96	1 ML+4.75%	12/31/2022	395,000	402,900
California Resources Corp.	2nd Lien	Caa1	B	12.62	1 ML+10.38%	12/31/2021	500,000	551,250
Foresight Energy LLC	1st Lien	B2	B	7.99	1 ML+5.75%	03/28/2022	1,883,085	1,883,085
Medallion Midland Acquisition LLC	1st Lien	B2	B+	5.49	1 ML+3.25%	10/30/2024	471,437	467,018
Peabody Energy Corp.	BTL	Ba3	BB	4.97	1 ML+2.75%	03/31/2025	492,825	493,851
Power Buyer LLC	1st Lien	B2	B	5.64	3 ML+3.25%	03/06/2025	1,257,203	1,253,013
Power Buyer LLC	2nd Lien	Caa2	CCC+	9.64	3 ML+7.25%	03/06/2026	585,000	584,269
Traverse Midstream Partners LLC	BTL-B	B1	B+	6.16	3 ML+4.00%	09/27/2024	850,000	854,553

								8,569,156

Personal Products- 1.2%

Coty, Inc.	BTL-B	Ba2	BB+	2.50	1 ME+2.50%	04/05/2025	EUR 822,937	937,158
Coty, Inc.	BTL-B	Ba2	BB+	4.38	1 ML+2.25%	04/07/2025	1,019,607	1,006,224
Revlon Consumer Products Corp.	BTL-B	B3	CCC+	5.81-5.89	3 ML+3.50%	09/07/2023	1,078,000	820,403

								2,763,785

Pharmaceuticals- 1.2%

Endo Luxembourg Finance Co.	BTL-B	Ba2	BB-	6.49	1 ML+4.25%	04/29/2024	1,598,513	1,609,002
Valeant Pharmaceuticals International, Inc.	BTL-B	Ba3	BB-	5.10	1 ML+3.00%	06/02/2025	1,250,491	1,256,569

								2,865,571

Professional Services- 0.9%

AlixPartners LLP	BTL-B	B2	B+	4.99	1 ML+2.75%	04/04/2024	1,689,275	1,695,912
Team Health Holdings, Inc.	1st Lien	B2	B	4.99	1 ML+2.75%	02/06/2024	491,871	476,500

								2,172,412

Real Estate Investment Trusts- 0.9%

MGM Growth Properties Operating Partnership LP	BTL-B	Ba3	BB+	4.24	1 ML+2.00%	03/21/2025	777,212	777,766
VICI Properties 1 LLC	BTL	Ba3	BBB-	4.21	1 ML+2.00%	12/20/2024	1,453,864	1,456,085

								2,233,851

Road & Rail- 1.1%

Fly Funding II SARL	BTL-B	Ba2	BB+	4.34	3 ML+2.00%	02/09/2023	1,145,668	1,146,145
Savage Enterprises LLC	BTL-B	B1	B+	6.60	1 ML+4.50%	08/01/2025	1,372,625	1,389,210

								2,535,355

Semiconductors & Semiconductor Equipment- 0.6%

Integrated Device Technology, Inc.	BTL-B	Baa3	BB	4.74	1 ML+2.50%	04/04/2024	531,927	531,927
Microchip Technology, Inc.	BTL-B	Baa3	BB+	4.24	3 ML+2.00%	05/29/2025	892,780	892,966

								1,424,893

Software- 5.9%

Almonde, Inc.	1st Lien	B2	B-	5.89	1 ML+3.50%	06/13/2024	1,181,013	1,181,456
Almonde, Inc.	2nd Lien	Caa2	CCC	9.64	3 ML+7.25%	06/13/2025	230,000	227,010
Ascend Learning LLC	BTL-B	B2	B+	5.24	1 ML+3.00%	07/12/2024	504,029	504,187
Ceridian HCM Holding, Inc.	BTL-B	B3	B	5.49	1 ML+3.25%	04/05/2025	1,090,215	1,090,896
Compuware Corp.	BTL-B	B1	B	5.71	1 ML+3.50%	08/22/2025	195,000	196,462
Epicore Software Co.	1st Lien	B2	B-	5.50	1 ML+3.25%	06/01/2022	1,108,132	1,111,298
Evergreen Skills Lux S.a.r.l.	1st Lien	B3	CCC+	6.99	1 ML+4.75%	04/28/2021	550,000	522,042
Hyland Software, Inc.	1st Lien	B1	B	5.49	1 ML+3.25%	07/01/2022	839,601	844,498
Hyland Software, Inc.	2nd Lien	Caa1	CCC+	9.24	1 ML+7.00%	07/07/2025	435,000	440,003
Infor US, Inc.	BTL-B6	B1	B	5.14	1 ML+2.75%	02/01/2022	679,767	681,344
IQVIA, Inc.	BTL-B	Ba1	BBB-	2.50	3 ME+2.00%	06/11/2025	EUR 1,182,038	1,373,778
MA FinanceCo. LLC	BTL-B3	B1	BB-	4.74	1 ML+2.50%	06/21/2024	128,333	127,584
Quest Software US Holdings, Inc.	1st Lien	B2	B+	6.57	3 ML+4.25%	05/18/2025	1,090,000	1,091,635
RP Crown Parent LLC	BTL-B	B1	B	4.99	1 ML+2.75%	10/12/2023	874,425	877,704
Seattle Spinco, Inc.	BTL-B3	B1	BB-	4.74	1 ML+2.50%	06/21/2024	866,667	860,384
Sound Inpatient Physicians	1st Lien	Ba3	B	5.24	1 ML+3.00%	06/27/2025	473,813	476,478
Sound Inpatient Physicians	2nd Lien	B3	CCC+	8.99	1 ML+6.75%	06/26/2026	205,000	206,025
SS&C Technologies, Inc.	BTL-B3	Ba3	BB	4.49	1 ML+2.25%	04/16/2025	1,199,048	1,199,611
SS&C Technologies, Inc.	BTL-B4	Ba3	BB	4.49	1 ML+2.25%	04/16/2025	465,430	465,648
SS&C Technologies, Inc.	BTL-B5	Ba3	BB	TBD		04/16/2025	415,000	414,827

								13,892,870

Specialty Retail- 2.2%

At Home Holding III, Inc.	BTL	B2	BB-	5.84	3 ML+3.50%	06/03/2022	680,247	683,648
Bass Pro Group LLC	BTL-B	B1	BB-	7.24	1 ML+5.00%	09/25/2024	1,001,926	1,011,633
Foundation Building Materials LLC	BTL-B	B3	B+	5.40	1 ML+3.25%	08/13/2025	1,080,000	1,083,375
J. Crew Group, Inc.	BTL-B	Caa2	CCC	5.23-5.24	1 ML+3.00%	03/05/2021	332,852	301,699
J. Crew Group, Inc.	BTL-B	Caa2	CCC	5.39	3 ML+3.00%	03/05/2021	388,913	352,513
PetSmart, Inc.	BTL-B2	B3	CCC	5.12	1 ML+3.00%	03/11/2022	1,057,054	924,481
Staples, Inc.	BTL-B	B1	B+	6.34	3 ML+4.00%	09/12/2024	863,475	862,396

								5,219,745

Trading Companies & Distributors- 2.1%

ABC Supply Co., Inc.	BTL-B	B1	BB+	4.24	1 ML+2.00%	10/31/2023	995,317	992,263
Beacon Roofing Supply, Inc.	BTL-B	B1	BB+	4.38	1 ML+2.25%	01/02/2025	447,750	446,444
HD Supply, Inc.	BTL-B4	Ba2	BBB-	4.74	1 ML+2.50%	10/17/2023	1,326,476	1,337,751
HD Supply Waterworks, Ltd.	BTL-B	B2	B+	5.31-5.32	3 ML+3.00%	08/01/2024	317,600	318,593
Nexeo Solutions LLC	BTL	B3	B	5.56-5.64	3 ML+3.25%	06/09/2023	1,302,224	1,309,060
Univar, Inc.	BTL-B3	B1	BB	4.49	1 ML+2.25%	07/01/2024	571,423	572,455

								4,976,566

Wireless Telecommunication Services- 0.8%

Sprint Communications, Inc.	BTL-B	Ba2	BB-	4.75	1 ML+2.50%	02/02/2024	1,970,000	1,973,448

Total Loans (cost $217,441,805)								216,961,837

U.S. CORPORATE BONDS & NOTES- 4.8%
Construction & Engineering- 0.5%

Brand Energy & Infrastructure Services, Inc.*	Senior Notes	Caa2	CCC+	8.50		07/15/2025	1,000,000	1,027,880

Consumer Finance- 0.4%

Navient Corp.	Senior Notes	Ba3	B+	6.50		06/15/2022	300,000	311,769
Springleaf Finance Corp.	Company Guar. Notes	B1	B+	6.13		05/15/2022	500,000	515,625

								827,394

Containers & Packaging- 0.5%

Reynolds Group Issuer, Inc. FRS*	Senior Sec. Notes	B1	B+	5.84	3 ML+3.50%	07/15/2021	1,245,000	1,262,119

Insurance- 0.2%

USIS Merger Sub, Inc.*	Senior Notes	Caa2	CCC+	6.88		05/01/2025	500,000	498,750

IT Services- 0.5%

First Data Corp.*	Company Guar. Notes	B2	B+	7.00		12/01/2023	1,000,000	1,041,250

Metals & Mining- 0.2%

Warrior Met Coal, Inc.*	Senior Sec. Notes	B2	BB-	8.00		11/01/2024	525,000	538,125

Multi Utilities- 0.0%

Texas Competitive Electric Holdings Co. LLC*(5)	Escrow Notes	NR	NR	6.25		10/01/2020	4,174,956	14,612

Oil, Gas & Consumable Fuels- 1.7%

Chesapeake Energy Corp.	Company Guar. Notes	Caa1	B-	7.00		10/01/2024	2,000,000	2,000,000
Foresight Energy/Finance*(5)	Sec. Notes	Caa2	CCC	11.50		04/01/2023	715,000	632,775
Jagged Peak Energy LLC*	Company Guar. Notes	B3	B	5.88		05/01/2026	500,000	497,500
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.*	Company Guar. Notes	Caa1	B-	8.75		04/15/2023	1,000,000	977,500

								4,107,775

Machinery- 0.1%

BlueLine Rental Corp.*	Sec. Notes	Caa1	B	9.25		03/15/2024	325,000	341,656

Personal Products- 0.1%

Revlon Consumer Products Corp.	Company Guar. Notes	Caa3	CCC	6.25		08/01/2024	505,000	306,472

Specialty Retail- 0.4%

PetSmart, Inc.*	Senior Sec. Notes	B3	CCC	5.88		06/01/2025	250,000	204,923
Staples, Inc.*	Company Guar. Notes	B3	B-	8.50		09/15/2025	650,000	612,625

								817,548

Trading Companies & Distributors- 0.2%
Beacon Roofing Supply, Inc.*	Company Guar. Notes	B3	B+	4.88		11/01/2025	500,000	460,625

Total U.S. Corporate Bonds & Notes (cost $11,496,146)								11,244,206

FOREIGN CORPORATE BONDS & NOTES- 1.4%
Containers & Packaging- 0.3%

Ardagh Packaging Finance PLC*	Company Guar. Notes	B3	B	7.25		05/15/2024	685,000	716,681

Hotels, Restaurants & Leisure- 0.1%

LHMC Finco Sarl FRS*	Senior Sec. Notes	B2	B+	5.75	3 ME+5.75%	12/20/2023	320,000	378,294

Metals & Mining- 0.3%

Costellium NV*	Company Guar. Notes	B2	B-	6.63		03/01/2025	655,000	663,188

Pharmaceuticals- 0.7%

Endo, Ltd./Endo Finance LLC*	Company Guar. Notes	B3	CCC+	6.00		07/15/2023	560,000	497,000
Valeant Pharmaceuticals*	Senior Sec. Notes	Ba3	BB-	7.00		03/15/2024	630,000	665,595
Valeant Pharmaceuticals*	Company Guar. Notes	Caa1	B-	9.00		12/15/2025	385,000	414,356

								1,576,951

Total Foreign Corporate Bonds & Notes (cost $3,275,084)								3,335,114

COMMON STOCKS- 0.8%
Energy Equipment & Services- 0.0%

Paragon Offshore, Litigation Trust, Class A†(5)(9)						1,242	1,003
Paragon Offshore, Litigation Trust, Class B†(5)(9)						621	24,064

							25,067

Industrial Conglomerates- 0.4%

AFG Holdings, Inc.†(5)(9)						14,309	829,922

Media- 0.0%

Vivial†(5)(6)(9)						1,136	31,172

Oil, Gas & Consumable Fuels- 0.4%

Ascent Resources Marcellus LLC, Class A†(5)(6)(9)						187,384	590,260
Philadelphia Energy Solutions LLC, Class A†(5)(9)						35,161	281,288
TE Holdcorp LLC, Class A†(5)(6)(9)						44,278	46,492

							918,040

Total Common Stocks (cost $3,981,842)							1,804,201

PREFERRED SECURITIES/CAPITAL SECURITIES - 0.9%
Banks- 0.9%

Banco Bilbao Vizcaya Argentaria SA(10)		Ba2	NR	6.13	11/16/2027	800,000	719,000
Barclays PLC(10)		Ba3	B+	7.75	9/15/2023	475,000	476,188
Itau Unibanco Holding SA*(10)		B2	NR	6.13	12/12/2022	500,000	463,750
Societe Generale SA(10)		Ba2	BB+	8.25	11/29/2018	400,000	402,520

Total Preferred Securities/Capital Securities (cost $2,197,189)							2,061,458

WARRANTS- 0.0%
Oil, Gas & Consumable Fuels- 0.0%

Ascent Resources Marcellus LLC†(5)(6)(9)
Expires 03/30/2023
(strike price $6.15)
(cost $4,625)						48,515	1,455

Total Long-Term Investment Securities (cost $238,396,691)							235,408,271

SHORT-TERM INVESTMENT SECURITIES- 2.5%
Foreign Government Obligations- 0.3%
Government of Ukraine*	Senior Notes	Caa2	B-	9.24	02/28/2019	745,000	717,369

Registered Investment Companies- 2.2%

State Street Institutional Liquid Reserves Fund, Administration Class 1.89%(11)						5,213,301	5,213,301

Total Short-Term Investment Securities (cost $5,931,631)							5,930,670

REPURCHASE AGREEMENTS- 2.1%

Bank of America Securities LLC Joint Repurchase Agreement(12)						970,000	970,000
Barclays Capital, Inc. Joint Repurchase Agreement(12)						320,000	320,000
BNP Paribas SA Joint Repurchase Agreement(12)						1,855,000	1,855,000
Deutsche Bank AG Joint Repurchase Agreement(12)						340,000	340,000
RBS Securities, Inc. Joint Repurchase Agreement(12)						1,515,000	1,515,000

Total Repurchase Agreements (cost $5,000,000)							5,000,000

TOTAL INVESTMENTS (cost $249,328,322)						104.4%	246,338,941
Liabilities in excess of other assets						(4.4)	(10,392,626)

NET ASSETS						100.0%	$235,946,315

BTL	Bank Term Loan
CTL	Cayman Term Loan
EUR	Euro Currency
NR	Security is not rated.
FRS—Floating Rate Security
The rates shown on FRS are the current interest rates as of September 30, 2018 and unless noted otherwise, the dates shown are the original maturity dates.
TBD - Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At September 30, 2018, the aggregate value of these securities was $12,626,573, representing 5.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**	Denominated in United States Dollars unless otherwise noted.
(1)	Bank loans rated below Baa by Moody’s Investor Service, Inc. or BBB by Standard & Poor’s Group are considered below investment grade. Ratings provided are as of September 30, 2018.
(2)	Based on the stated maturity, the weighted average to maturity of the loans held in the portfolio is approximately 71 months. Loans in the Fund’s portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3)	The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(4)	All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)	Illiquid security. At September 30, 2018, the aggregate value of these securities was $3,983,867, representing 1.7% of net assets.
(6)	Security classified as Level 3 (see Note 1).
(7)	All or a portion of this holding is subject to unfunded loan commitments (see Note 3).
(8)	“Payment-in-Kind” (PIK) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 5.89%. The security is also currently paying interest in the form of additional loans at 3.00%.
(9)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of September 30, 2018, the Fund held the following restricted securities:

Description	Acquisition Date	Principal Amount/Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
AFG Holdings, Inc.	01/22/2013	14,309	$911,111	$829,922	$58.00	0.35%
Ascent Resources Marcellus LLC, Class A	03/30/2018	187,384	567,151	590,260	3.15	0.25
Paragon Offshore Litigation Trust, Class A	07/11/2014	1,242	704	1,003	0.81	0.00
Paragon Offshore Litigation Trust, Class B	10/21/2014	621	10,557	24,064	38.75	0.01
Philadelphia Energy Solutions LLC, Class A	04/04/2018	35,161	185,574	281,288	8.00	0.12
TE Holdcorp LLC, Class A	11/21/2013	44,278	1,638,216	46,492	1.05	0.02
Vivial	04/24/2008	1,136	668,529	31,172	27.44	0.01
Warrants
Ascent Resources Marcellus LLC	03/30/2018	48,515	4,625	1,455	0.03	0.00

				$1,805,656		0.76%

(10)	Perpetual maturity—maturity date reflects the next call date.
(11)	The rate shown is the 7-day yield as of September 30, 2018.
(12)	See Note 2 for details of the Joint Repurchase Agreement.
(13)	“Payment-in-Kind” (PIK) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 9.49%. The security is also currently paying interest in the form of additional loans at 1.75%.

Index Legend

1 ME—1 Month Euribor

1 ML—1 Month USD LIBOR

1 WL—1 Week USD LIBOR

2 ME—2 Month Euribor

2 ML—2 Month USD LIBOR

3 ME—3 Month Euribor

3 ML—3 Month USD LIBOR

USFRBPLR—US Federal Reserve Bank Prime Loan Rate

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
HSBC Bank USA	EUR	7,954,745	USD	9,372,583	10/31/2018	$115,811	$—

EUR—Euro Currency

USD—United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2018 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Loans:
Energy Equipment & Services	$—	$1,474,620	$0	$1,474,620
Other Industries	—	215,487,217	—	215,487,217
U.S. Corporate Bonds & Notes	—	11,244,206	—	11,244,206
Foreign Corporate Bonds & Notes	—	3,335,114	—	3,335,114
Common Stocks:
Media	—	—	31,172	31,172
Oil, Gas & Consumable Fuels	—	281,288	636,752	918,040
Other Industries	—	854,989	—	854,989
Preferred Securities/Capital Securities	—	2,061,458	—	2,061,458
Warrants	—	—	1,455	1,455
Short-Term Investment Securities:
Foreign Government Obligations	—	717,369	—	717,369
Registered Invesment Companies	5,213,301	—	—	5,213,301
Repurchase Agreements	—	5,000,000	—	5,000,000

Total Investments at Value	$5,213,301	$240,456,261	$669,379	$246,338,941

Other Financial Instruments:@
Forward Foreign Currency Contracts	$—	$115,811	$—	$115,811

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — September 30, 2018 — (unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the “Board”), etc.)

Level 3—Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of September 30, 2018, is reported on a schedule at the end of the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior secured floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded in the over-the-counter (“OTC”) market are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 pm Eastern time forward rate and are generally categorized as Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Forward Foreign Currency Contracts: During the period, the Fund used forward contracts to protect against uncertainty in the level of future exchange rates.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Fund’s Portfolio of Investments.

Swap Contracts: The Fund may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash collateral for centrally cleared swap contracts.. Unlike a bilateral swap contract, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. The Fund amortizes upfront payments and receipts on swap contracts on a daily basis. Net periodic payments made or received by a Fund is included as part of realized gain (loss).

Credit Default Swap Agreements: During the period, the Fund used credit default swaps on credit indices primarily for liquidity management purposes.

Credit default swaps generally are contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a buyer of protection on credit default swaps, a Fund will make periodic payments, similar to an insurance premium and the seller of protection agrees to compensate the Fund for future potential losses as a result of a credit event on the reference bond or other asset. A Fund effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging market country are contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where the Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are generally contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging market country as of period end are reported on a schedule at the end of the Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding at the end of the period for which a Fund is the seller of protection, if any, are disclosed on a schedule at the end of the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Credit default swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Fund’s Portfolio of Investments

Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

Master Agreements: The Fund holds derivative instruments and other financial instruments whereby the Fund may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require the Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to the Fund may also occur upon a decline in the Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Fund’s financial statements.

The following tables represent the value of derivatives held as of September 30, 2018, by their primary underlying risk exposure. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of September 30, 2018, please refer to a schedule at the end of the Fund’s Portfolio of Investments.

Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Foreign Exchange Contracts
Forward Foreign Currency Contracts(1)	Forward Foreign Currency Contracts(1)
$115,811	$—

(1)	Reported as unrealized appreciation (depreciation) on the Portfolio of Investments.

Note 2. Repurchase Agreements

As of September 30, 2018, the Fund held an undivided interest in a joint repurchase agreement with Bank of America Securities LLC:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	2.16%	$970,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Bank of America Securities LLC, dated September 28, 2018, bearing interest at a rate of 2.24% per annum, with a principal amount of $45,000,000, a repurchase price of $45,008,400, and a maturity date of October 1, 2018. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	1.25%	06/30/2019	$46,306,000	$46,007,779

As of September 30, 2018, the Fund held an undivided interest in a joint repurchase agreement with Barclays Capital, Inc.:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	2.13%	$320,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Barclays Capital, Inc., dated September 28, 2018, bearing interest at a rate of 2.20% per annum, with a principal amount of $15,000,000, a repurchase price of $15,002,750, and a maturity date of October 1, 2018. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.50%	05/15/2024	$15,514,000	$15,270,540

As of September 30, 2018, the Fund held an undivided interest in a joint repurchase agreement with BNP Paribas SA:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	2.18%	$1,855,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

BNP Paribas SA, dated September 28, 2018, bearing interest at a rate of 2.22% per annum, with a principal amount of $85,000,000, a repurchase price of $85,015,725, and a maturity date of October 1, 2018. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.38%	08/15/2024	$89,302,200	$86,599,929

As of September 30, 2018, the Fund held an undivided interest in a joint repurchase agreement with Deutsche Bank AG:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	2.14%	$340,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Deutsche Bank AG, dated September 28, 2018, bearing interest at a rate of 2.23% per annum, with a principal amount of $15,865,000, a repurchase price of $15,867,948, and a maturity date of October 1, 2018. The repurchase agreement is collateralized by the following:

	Interest	Maturity	Principal
Type of Collateral	Rate	Date	Amount	Value
U.S. Treasury Notes	2.13%	05/15/2025	$17,085,000	$16,309,182

As of September 30, 2018, the Fund held an undivided interest in a joint repurchase agreement with RBS Securities, Inc.:

	Percentage	Principal
	Ownership	Amount
Senior Floating Rate Fund	2.16%	$1,515,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

RBS Securities, Inc., dated September 28, 2018, bearing interest at a rate of 2.23% per annum, with a principal amount of $70,000,000, a repurchase price of $70,013,008, and a maturity date of October 1, 2018. The repurchase agreement is collateralized by the following:

	Interest	Maturity	Principal
Type of Collateral	Rate	Date	Amount	Value
U.S. Treasury Bills	2.42%	05/23/2019	$72,610,000	$71,469,932

Note 3. Unfunded Loan Commitments

At September 30, 2018, the Fund had the following unfunded loan commitments which could be extended at the option of the Borrower:

Borrower	Type	Maturity Date	Principal Amount	Value
Dental Corp. Perfect Smile ULC	Delayed Draw	06/06/2025	$93,196	$93,895

ADDITIONAL INFORMATION

Additional information is available in the Fund’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Security and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	November 28, 2018

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date:	November 28, 2018